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                                                                   EXHIBIT 10.19

                                PROMISSORY NOTE


$1,000,000                                                        APRIL 26, 2000


     FOR VALUE RECEIVED, Cliff Holtz ("Borrower"), promises to pay to the order of Gateway Companies, Inc. ("Lender"), at its principal place of business, the principal sum of One Million Dollars ($1,000,000). Borrower's obligations under this Note shall be defined and referred to herein as "Borrower's Liabilities."

1. PURPOSE. This Note shall evidence a loan made to the Borrower by Lender pursuant to Section 3(d) of the Employment Agreement between Borrower and Lender (as amended, restated, supplemented, or otherwise modified, the "Employment Agreement"). This Note shall be fully recourse to the Borrower.

2.   PREPAYMENTS.

     (a) OPTIONAL: The Borrower shall have the right to prepay the principal amount hereof in full or in part, together with all accrued interest on the amount prepaid to the date of such prepayment, at any time without premium or penalty. All prepayments shall first be applied to scheduled principal payments of the most remote maturity.

     (b) LOAN FORGIVENESS: The Lender agrees that it will forgive repayment of twenty percent (20%) of the initial principal amount (and interest due thereon) of the Note on each of the first five yearly anniversaries of the date hereof (each, an "Anniversary Date"), provided that Borrower is a regular full-time Gateway employee on each such date. For example, if Borrower remains employed by Gateway as a regular full-time employee for five (5) full years following the date hereof the entire amount (and interest due thereon) of the Note shall be forgiven. No amount of the Note (or interest due thereon) shall be forgiven on an Anniversary Date if Borrower is not a regular full-time employee of Gateway on such Anniversary Date; provided, however that if Borrower's employment is terminated by Gateway without Cause or by Borrower for Good Reason (both as defined in Borrower's Employment Agreement, including by giving effect to Section 1(b) thereof as applicable), then the entire then outstanding principle amount together with all accured interest thereon shall immediately be forgiven.

3. PRINCIPAL PAYMENTS. Subject to Section 2(b), the initial principal amount hereunder shall be due and payable in five (5) equal annual installments of $200,000 on each Anniversary Date (each, a "Payment Date"); provided, however, that if Borrower terminates his employment without Good Reason or is terminated by the Company for Cause (as defined in Borrower's Employment Agreement, including by giving effect to Section 1(b) thereof as applicable), the Note shall be due and payable immediately.

4. INTEREST PAYMENTS. The Borrower shall pay interest on the unpaid principal amount of this Note at a per annum rate equal to the minimum applicable federal rate under Section 1274 of the Internal Revenue Code (for purposes of Section 7872 of the Code) on the date hereof.


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     Accrued interest shall be payable by Borrower on each Payment Date and upon payment in full of the principal balance hereof. In no event shall interest charged under this Note, however characterized or computed, exceed the highest rate permissible under applicable law.

5. EVENTS OF DEFAULT. The occurrence of any one of the following events shall constitute a default by Borrower ("Event of Default") under this Note: (a) if Borrower fails to pay any of Borrower's Liabilities when due and payable or declared due and payable; (b) if any of Borrower's assets are attached, seized, subjected to a writ of distress warrant, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (c) if a petition under any law relating to bankruptcy, insolvency or relief of debtors or any similar law or regulation is filed by or against Borrower, or if Borrower shall make an assignment for the benefit of creditors; or
     (d) if Borrower materially breaches any provision of his Employment Agreement. Upon the occurrence of an Event of Default, without notice by Lender to, or demand by Lender of, Borrower: (i) all of Borrower's Liabilities shall be immediately and automatically due and payable forthwith; and (ii) Lender may exercise any one or more of the rights and remedies accruing to a creditor under applicable law upon default by a debtor.

6. REMEDIES AND COSTS OF COLLECTION. All of Lender's rights and remedies under this Note are cumulative and non-exclusive. Lender's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Lender may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law). Upon the failure of the Borrower to pay any amount due under this note, the Borrower shall pay on demand any and all costs and expenses (including, without limitation, all court costs and attorneys' fees) incurred by the Lender or holder of the Note in connection with the collection of any outstanding principal balance and accrued interest. If not paid on demand, all such costs and expenses automatically shall be added to the remaining principal balance hereunder as of the date immediately following the date of such demand.

7. GOVERNING LAW, JURISDICTION. THIS NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN SAN DIEGO, CALIFORNIA, AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES. BORROWER AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN SAN DIEGO COUNTY, CALIFORNIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO IT AT THE ADDRESS INDICATED BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON COVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED


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     HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS
     IS DEEMED APPROPRIATE BY THE COURT.

8. AMENDMENTS. No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

9. ASSIGNMENT OR PLEDGE OF NOTE. This Note and Lender's rights hereunder may be assigned or otherwise transferred by Lender (i) to any affiliate of Lender (or any survivor of merger or consolidation thereof), in whole or in part, with written notice to the Borrower of such assignment, pledge, or other transfer and (ii) to any third party with the written consent of the Borrower, which consent shall not be unreasonably withheld. Upon any such assignment or transfer, the assignee or transferee shall succeed to all rights of Lender hereunder. The Borrower may not assign any of his rights or obligations hereunder.

10. LOSS, MUTILATION, ETC. Upon notice from Lender of this Note to the Borrower of the loss, theft, destruction, or mutilation of this Note, the Borrower will make and deliver a new note of like tenor in lieu of this Note.

11. NOTICES. All notices and other communications required or permitted under this Note shall be in writing and shall be personally delivered or sent by certified first class United States mail, postage prepaid, return receipt requested, to the addresses set forth in the Employment Agreement, and if personally delivered shall be deemed to have been received when so delivered and if mailed shall be deemed to have been received on the third business day after deposit in the mail. Notice of any change of either party's address shall be given by written notice in the manner set forth in the Employment Agreement.


                                  BORROWER:

                                  BY: /s/ CLIFFORD S. HOLTZ
                                  SOCIAL SECURITY NUMBER:
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                                  HOME ADDRESS:
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